Exhibit 10.46
Third Amendment to the Exclusive Distribution Agreement dated January 10, 2020 dated December 16, 2022
by and among

Teoxane SA	(the Supplier)
Rue de Lyon 105, CH-1203 Geneva, Switzerland

and

Revance Therapeutics Inc.	(the Distributor)
7555 Gateway Boulevard Newark, California, USA

(the Supplier and the Distributor, together the Parties, and each a Party)

CERTAIN CONFIDENTIAL CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit 10.46
Preamble

A.On January 10, 2020, the Parties entered into an Exclusive Distribution Agreement (the Original Exclusive Distribution Agreement) to distribute certain products in the Territory.
B.On September 1, 2020, the Parties entered into a First Amendment to the Exclusive Distribution Agreement to postpone the Launch Date (the First Amendment Agreement).
C.On November 18, 2020, the Parties entered into a Second Amendment to the Exclusive Distribution Agreement to update the Innovation Plan and Clinical Trial Costs (the Second Amendment Agreement).
D.The Original Exclusive Distribution Agreement, the First Amendment Agreement, and the Second Amendment together are referred to as the Exclusive Distribution Agreement. Unless otherwise defined herein, capitalized terms used in this preamble and in this third amendment to the exclusive distribution agreement dated January 10, 2020 (this Third Amendment Agreement) shall have the meaning assigned to them in the Exclusive Distribution Agreement.
E.The Parties wish to update Annex 6.3 – Quality Agreement of the Exclusive Distribution Agreement.
F.The purpose of this Third Amendment Agreement is to formally amend the Exclusive Distribution Agreement in accordance with its Clause 19.7 in order to reflect the Parties new agreements regarding the above.

Now therefore the Parties agree to modify the Exclusive Distribution Agreement as follows:

1.Amendments

As of the effective date of this Third Amendment Agreement, as set forth in Section 3 below, Annex 6.3 – Quality Agreement of the Exclusive Distribution Agreement shall be replaced by Annex 6.3 – First Restated and Amended Quality Agreement attached to this Third Amendment Agreement.

2.No Other Amendments

Other than as set for in this Third Amendment Agreement, the Exclusive Distribution Agreement and its Annexes shall not be amended, changed, modified or varied any way.

3.Effective Date

The amendments set forth in this Third Amendment Agreement shall become effective upon the date of its execution by both Parties.

4.One Agreement
CERTAIN CONFIDENTIAL CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit 10.46

This Third Amendment Agreement and the Exclusive Distribution Agreement including its Annexes, taken together, shall constitute one and the same agreement for all purposes to be designated as the Exclusive Distribution Agreement.

5.Expenses

Each Party shall bear its own taxes, costs and expenses related to the preparation, execution and performance of this Third Amendment Agreement.

6.Applicable Law and Dispute Resolution

a.This Third Amendment Agreement shall for all purposes be governed by and interpreted in accordance with the laws of [*], without giving effect to conflicts of laws principles. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Third Amendment Agreement.

b.Any dispute arising from or relating to this Third Amendment Agreement shall be submitted to final and binding arbitration in accordance with Clause 19.10(b) to Clause 19.10(e) of the Exclusive Distribution Agreement.

7.Counterparts

This Third Amendment Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Third Amendment Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, including counterparts transmitted via facsimile or by PDF file (portable document format file).

CERTAIN CONFIDENTIAL CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit 10.46
Signatures – Third Amendment to the Exclusive Distribution Agreement

The Supplier	Teoxane SA
22 December 2022	/s/ Patrice Calvayrac
Place, date	By: Patrice Calvayrac Title: Chief Financial Officer
December 22, 2022	/s/Teny Nicoghossian
By: Teny Nicoghossian Title: Head of Legal

The Distributor	Revance Therapeutics Inc.
17 December 2022	/s/Darren Hassey
Place, date	By: Darren Hassey Title: VP, Quality Assurance, Validation, Process & Formulation Development

CERTAIN CONFIDENTIAL CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit 10.46
Annex 6.3 –First Restated and Amended Quality Agreement

[*]
CERTAIN CONFIDENTIAL CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.